UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 3, 2021)

VISTAS MEDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39433	85-0588009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, 8th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 859-3525

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	VMACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VMAC	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On March 3, 2021, Vistas Media Acquisition Company Inc. (“VMAC” or the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Anghami, a Cayman Islands exempted company (“Anghami”), Anghami Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Anghami (“Pubco”), Anghami Vista 1, a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“Vistas Merger Sub”), and Anghami Vista 2, a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“Anghami Merger Sub”), pursuant to which (i) the Company will merge with and into Vistas Merger Sub, with the Company surviving the merger and continuing as a subsidiary of Pubco, with each outstanding share of the Company converting into the right to receive one share of Pubco and each outstanding warrant of the Company converting into warrants to purchase shares of Pubco on the same terms (the “Vistas Merger”), and (ii) Anghami will merge with and into Anghami Merger Sub, with Anghami surviving the merger and continuing as a subsidiary of Pubco and Anghami’s shareholders receiving shares of Pubco (the “Anghami Merger”). Upon consummation of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), Anghami and the Company will continue to exist as wholly-owned subsidiaries of Pubco.

The Business Combination implies an initial pro-forma enterprise valuation of the combined company of approximately $220 million. Upon the closing of the Business Combination (the “Closing”), Anghami’s shareholders will be entitled to receive either all stock consideration or a combination of cash and stock consideration with an aggregate value of $180 million.

The stock consideration payable to Anghami’s shareholders will be an amount of shares of Pubco equal to (a) $180 million in enterprise value minus the cash consideration paid to such shareholders (if any), divided by (b) $10.00.

Anghami shareholders will receive cash consideration only if the available cash (as further described below) exceeds $50,000,000, in which case the cash consideration will be calculated as the lesser of (i)(A) such available cash minus the outstanding indebtedness of Pubco for borrowed money with a maturity date of more than one year as of the Closing multiplied by (B) 0.3, or (ii) the available cash minus such indebtedness referred to in clause (i)(A) above minus $50,000,000. The available cash at Closing will be calculated by (i) adding the amount available to be released from the Company’s trust account, after taking into account redemptions by the Company’s stockholders, in addition to any cash or cash equivalents of the Company and the net proceeds of private placements of shares of the Company’s common stock to occur immediately prior to the Closing, for which the Company currently has commitments of $40 million, and (ii) subtracting transaction expenses of the Company and Anghami related to the Business Combination. Notwithstanding the foregoing, the cash consideration payable to Anghami shareholders will be reduced, and shareholders will receive a proportional increase in stock consideration at a price of $10.00 per share, by the minimum amount necessary for Pubco to satisfy the “substantiality” test of Treasury Regulation 1.367(a)-3(c)(3)(iii), but if such “substantiality” test cannot be met if the cash consideration is reduced to zero (with the proportional increase in stock consideration) then no such reduction in cash consideration will be made.

Pubco’s board of directors will consist of eleven individuals allocated among three classes, and a majority of those directors will qualify as independent directors under applicable rules of the Nasdaq Capital Market (“Nasdaq”). Immediately after the Closing, the following individuals will be designated and appointed to the Pubco board of directors: (i) three directors designated by the Company prior to the Closing, including at least two who qualify as independent directors under Nasdaq rules, with none appointed to the first class, two appointed to the second class and one appointed to the third class; (ii) six directors designated by Anghami prior to the Closing, including at least three who qualify as independent directors under Nasdaq rules, with one appointed to the first class, two appointed to the second class, and three appointed to the third class; and (iii) two directors designated by Shuaa Capital psc (“Shuaa”), both appointed to the first class and at least one of whom will qualify as an independent director under Nasdaq rules.  In the event the number of directors on the board changes prior to the Closing, the rights to designate directors will be adjusted such that Anghami will retain the ability to designate a majority of the directors.

The parties to the Business Combination Agreement have made customary representations, warranties and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of the Company and Anghami and its subsidiaries prior to the closing of the Business Combination.

The closing of the Business Combination is subject to certain customary conditions, including, among other things: (i) the approval by VMAC’s stockholders of the Business Combination Agreement, the Business Combination, and certain other actions related thereto; (ii) Anghami and the Company each receiving evidence that Pubco qualifies as a foreign private issuer pursuant to Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the Closing; (iii) VMAC having at least $40 million of cash at the closing of the Business Combination, consisting of cash held in its trust account and the aggregate amount of cash actually invested in (or contributed to) the Company pursuant to the Subscription Agreements (as defined below), after giving effect to redemptions of public shares, if any, but before giving effect to the consummation of the closing of the Business Combination and the payment of Anghami’s and VMAC’s outstanding transaction expenses as contemplated by the Business Combination Agreement;  (iv) the shares of Class A common stock of Pubco to be issued in connection with the Business Combination having been approved for listing on Nasdaq subject only to official notice of issuance thereof and (v) the execution of the Sponsor Agreement Amendment and the Registration Rights Agreement.

The Business Combination Agreement may be terminated by VMAC or Anghami under certain circumstances, including, among others, (i) by written consent of VMAC and Anghami, (ii) by either VMAC or Anghami if the closing of the Business Combination has not occurred on or before December 31, 2021, and (iii) by VMAC or Anghami if VMAC has not obtained the required approval of its stockholders.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about VMAC, Anghami or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Sponsor Agreement

In connection with the Company’s entrance into the Business Combination Agreement, it will also enter into a Sponsor Agreement (the “Sponsor Agreement”) with Anghami, Vistas Media Sponsor, LLC (the “Sponsor”) and certain of the Company’s officers, the members of the Company’s board of directors and other holders of the Company’s common stock (the “SPAC Insiders”), pursuant to which, among other things, the SPAC Insiders will agree to vote any of the Company’s shares of common stock held by them in favor of the Business Combination and to not redeem any such shares at the special meeting of stockholders to be held in connection with the Business Combination. In addition, the SPAC Insiders will agree to not transfer (i) any of the Company’s shares of Class B common stock, par value $0.0001 per share (the “Founder Shares”), held by them for one year after the Closing, subject to certain permitted transfers and a potential early release of such restrictions as set forth therein, and (ii) any private placement warrants or any shares of Class A common stock issued or issuable upon exercise thereof until 30 days after the Closing. The Sponsor Agreement will amend and restate that certain letter agreement, dated as of August 6, 2020, between the Company and the SPAC Insiders that was entered into in connection with the Company’s initial public offering.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement, the form of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Restrictive Covenant Agreements

In connection with the Company’s entrance into the Business Combination Agreement, it also entered into Restrictive Covenant Agreements (the “Restrictive Covenant Agreements”) pursuant to which, among other things, certain executive officers of Anghami (the “Anghami Executives”) agreed that, for a period of two years, the Anghami Executives will not (i) work for or with, own, invest in, render any service or advice to or otherwise assist (in each case, whether or not for compensation) or act as an officer, director, employee, partner or independent contractor, directly or indirectly, for any competing music streaming business in several countries in the Middle East and North Africa region and (ii) solicit, hire, induce, encourage or attempt to solicit, hire, induce or encourage any employee of Pubco, Vistas, the Company or its subsidiaries to leave the employ of such entity.

The foregoing description of the Restrictive Covenant Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Restrictive Covenant Agreements, the form of which is filed as Exhibit 10.2 hereto and are incorporated by reference herein.

Subscription Agreements

The Company and Pubco entered into subscription agreements (the “Subscription Agreements”), each dated as of March 3, 2021, with (i) Shuaa and (ii) Vistas Media Capital Pte. Ltd. (“Vistas Media Capital”), the parent of the Sponsor, pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the closing of the Business Combination, an aggregate of 4,000,000 shares of the Company’s Class A common stock for $10 per share, 3,000,000 of which will be issued to Shuaa and 1,000,000 of which will be issued to Vistas Media Capital.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements, the form of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Amended and Restated Registration Rights Agreement

In connection with the Company’s entrance into the Business Combination Agreement, it will also enter into an Amended and Restated Registration Rights Agreement (the “A&R RRA”) with Pubco, the Sponsor, I-Bankers Securities Inc. (“I-Bankers”), the Company’s directors and officers, the SPAC Insiders and certain of Anghami’s shareholders, which, among other things, will amend and restate the registration rights agreement entered into by and among the Company, the Company’s initial directors, officers, the SPAC Insiders, I-Bankers and the Sponsor at the time of the Company’s initial public offering. Pursuant to the terms of the A&R RRA, among other things, Pubco will provide the parties to the A&R RRA certain demand, piggyback and shelf registration rights..

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Lock-Up Agreement

In connection with the Company’s entrance into the Business Combination Agreement, Pubco will also enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with certain of Anghami’s shareholders, pursuant to which, among other things, such shareholders will agree to not transfer any shares of Anghami held by them prior to 6 months after the Closing, subject to certain permitted transfers and a potential early release of such restrictions as set forth therein.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of the Company’s Class A common stock is incorporated by reference herein. The shares of common stock issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company intends to file with the SEC a registration statement on Form S-4 or F-4 (the “Registration Statement”), which will include a proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Vistas Media Acquisition Company Inc., 30 Wall Street, 8th Floor, New York, NY 10005, (212) 859-3525.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s prospectus dated August 6, 2020, which was filed with the SEC on August 10, 2020, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Vistas Media Acquisition Company Inc., 30 Wall Street, 8th Floor, New York, NY 10005, (212) 859-3525. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Anghami and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Anghami’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Anghami’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Anghami’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and Anghami following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company, approvals or other determinations from certain regulatory authorities, or other conditions to closing in the Business Combination Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of Anghami’s Class A common stock on Nasdaq following the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Anghami or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) Anghami’s ability to raise financing in the future; (11) the impact of COVID-19 on Anghami’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of March 3, 2021, by and among Vistas Media Acquisition Company Inc., Anghami, Anghami Inc., Anghami Vista 1 and Anghami Vista 2.

10.1	Form of Sponsor Agreement.

10.2	Form of Restrictive Covenant Agreement

10.3	Form of Subscription Agreement.

10.4	Form of Registration Rights Agreement

10.5	Form of Lock-Up Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAS MEDIA ACQUISITION COMPANY INC.

	By:	/s/ F. Jacob Cherian
	Name:	F. Jacob Cherian
	Title:	Chief Executive Officer

Date: March 9, 2021